UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Under Rule 14a-12

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.
(Name of Registrant as Specified in Its Charter)

SABA CAPITAL MANAGEMENT, L.P.

SABA CAPITAL MASTER FUND, LTD.

SABA II AIV, L.P.

SABA CAPITAL CEF OPPORTUNITIES 1, LTD.

SABA CAPITAL CEF OPPORTUNITIES 2, LTD.

SABA CAPITAL SPECIAL OPPORTUNITIES FUND, LTD.

BOAZ R. WEINSTEIN

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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SPECIAL MEETING OF SHAREHOLDERS OF
WESTERN ASSET GLOBAL HIGH INCOME FUND INC.
_________________________

PROXY STATEMENT
OF

Saba Capital Management, L.P.
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Please vote the GOLD proxy card to vote AGAINST the proposals to approve new management and subadvisory agreements.

Please sign, date and mail the enclosed GOLD proxy card today!

Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), and certain of its affiliates further identified on Appendix A, namely Saba Capital Master Fund, Ltd., Saba II AIV, L.P., Saba Capital CEF Opportunities 1, Ltd., Saba Capital CEF Opportunities 2, Ltd., and Saba Capital Special Opportunities Fund, Ltd. (collectively, the “Saba Entities,” together with Saba Capital, “Saba,” “we,” “us,” or “our”) are significant shareholders and beneficially own in the aggregate approximately 20% of the outstanding Common Stock, par value $0.001 per share (the “Common Stock”), of Western Asset Global High Income Fund Inc. (“EHI” or the “Fund”), a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended. We are writing to you in connection with our opposition to EHI’s proposals to approve new management and subadvisory agreements, to be voted on at EHI’s special meeting of shareholders scheduled to be held at 9:00 a.m. Eastern time, on June 5, 2020 at the offices of Legg Mason, Inc. (“Legg Mason”), at 620 Eighth Avenue, 49th Floor, New York, New York 10018, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Special Meeting”).

We are therefore furnishing this proxy statement and the enclosed GOLD proxy card to seek your support at the Special Meeting to vote against each of the following (each, a “Proposal” and, collectively, the “Proposals”):

1.	To approve a new management agreement with Legg Mason Partners Fund Advisor, LLC;

2-C. To approve a new subadvisory agreement with Western Asset Management Company, LLC;

2-D. To approve a new subadvisory agreement with Western Asset Management Company Limited;

2-F. To approve a new subadvisory agreement with Western Asset Management Company Pte. Ltd.; and

3.	To transact any other business that may properly come before the Special Meeting.

If you have already sent a proxy card furnished by EHI’s management to EHI, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, Information Concerning the Special Meeting (which is incorporated herein by reference), and EHI’s proxy materials for additional information concerning the Special Meeting, including voting and proxy procedures, votes required for approval of the Proposals and the solicitation of proxies.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300. This proxy statement (including the Appendices hereto, the “Proxy Statement”) and the enclosed GOLD proxy card are first being furnished to shareholders on or about April 17, 2020.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for EHI is 811-21337.

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IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•	If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba, c/o InvestorCom, Inc., in the enclosed postage-paid envelope today.
•	If your shares are held for you by a brokerage firm, bank, bank nominee or other institution on the record date, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.

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REASONS FOR OUR SOLICITATION

As one of the largest shareholders of Western Asset Global High Income Fund Inc., Saba Capital does not believe it is in the best interest of shareholders to approve a new management agreement with Legg Mason Partners Fund Advisor, LLC or to approve new subadvisory agreements with each of Western Asset Management Company, LLC, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd because EHI currently trades at a significant discount to NAV. We believe in a situation such as this where EHI has and is trading at an excessive discount to NAV, managers and subadvisors should not be automatically approved, and in fact we believe it could be beneficial to consider alternatives.

EHI’s April 1, 2020 discount to NAV was -15% and it has traded at an average discount to NAV of –11% over the last three years. In fact, EHI has not traded at or above NAV for more than seven years. Further, EHI’s total return for 2020 is -23%, as a result shareholders have made no gains owning this fund (including dividends and distributions), going all the way back to the start of 2017.

As a shareholder, a discount to NAV is problematic because if you sell shares you will not receive full value. When funds suffer from persistent discounts, investors require: (1) a thoughtful and thorough explanation of management’s recent decisions, and (2) the board’s plan going forward. Neither of these proactive steps have been offered by management or the Board, which is why we believe EHI has suffered perpetually wide discounts.

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Saba believes that the market has lost faith in the manager’s ability to add shareholder value due to what Saba views as EHI’s excessive discount level. Toward that end, rather than proposing the approval of existing managers, the Board should consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to NAV. If a majority of the EHI’s outstanding shares are tendered, that would demonstrate that there is insufficient shareholder support for continuing EHI as a closed-end fund. In that case, the tender offer should be cancelled and EHI should be liquidated or converted into an open-end mutual fund. We believe if the Proposals are approved the Board will fail to take the necessary actions to address the excessive discount to NAV and it is necessary to send a clear message to the Board to address the excessive NAV discount.

EHI and Board are likely to come up with a litany of arguments in support of the Proposals but, the simple fact is, the managers and the Board have not been able to effectively manage EHI’s discount.

We urge you to vote against the Proposals by voting on the GOLD proxy card today, which we believe will protect the best interest of shareholders.

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PROPOSAL 1
PROPOSAL TO APPROVE A NEW MANAGEMENT AGREEMENT WITH LEGG MASON PARTNERS FUND ADVISOR, LLC

At the Special Meeting, EHI is seeking shareholder approval for a new management agreement (a “New Management Agreement”) between EHI and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”), EHI’s investment adviser. Shareholders are being asked to approve a New Management Agreement for EHI because EHI’s current management agreement will terminate upon the sale of Legg Mason to Franklin Templeton. The sale, which will result in a “change of control” of Legg Mason, is described in more detail in EHI’s proxy statement for the Special Meeting.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s “voting securities” (as defined in the 1940 Act) generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction described below will constitute a sale of a controlling block of voting securities of the Manager that will result in the automatic termination of the current management agreement between each Fund and the Manager (a “Current Management Agreement”).

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If shareholders of EHI approve the New Management Agreement prior to the consummation of the transaction, it will be effective upon the consummation of the transaction. In the event that the transaction is not consummated, the Manager will continue to serve as investment adviser of EHI pursuant to the terms of the Current Management Agreement.

Saba does not believe that the approval of a new management agreement with LMPFA is in the best interest of shareholders for the reasons stated above.

WE URGE YOU TO VOTE AGAINST THE PROPOSAL TO APPROVE A NEW MANAGEMENT AGREEMENT WITH LEGG MASON PARTNERS FUND ADVISOR, LLC ON THE ENCLOSED GOLD PROXY CARD.

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PROPOSAL 2

PROPOSAL TO APPROVE A NEW SUBADVISORY AGREEMENT

At the Special Meeting, EHI is seeking shareholder approval of a new subadvisory agreement (each a “New Subadvisory Agreement”), with respect to each of EHI’s subadvisors (each, a “Subadvisor,” and collectively, the “Subadvisors”). You are entitled to vote on a New Subadvisory Agreement with each Subadvisor of EHI. Each New Subadvisory Agreement applicable to EHI will be voted on at the Special Meeting in Proposal 2-C, Proposal 2-D and Proposal 2-F, as described below.

PROPOSAL 2-C

PROPOSAL TO APPROVE A NEW SUBADVISORY AGREEMENT WITH WESTERN ASSET MANAGEMENT COMPANY, LLC

Saba does not believe that the approval of a new subadvisory agreement with Western Asset Management Company, LLC is in the best interest of shareholders for the reasons stated above. Accordingly, we recommend a vote against this Proposal 2-C at the Special Meeting.

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WE RECOMMEND A VOTE AGAINST PROPOSAL 2-C TO APPROVE A NEW SUBADVISORY AGREEMENT WITH WESTERN ASSET MANAGEMENT COMPANY, LLC ON THE ENCLOSED GOLD PROXY CARD.

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PROPOSAL 2-D

PROPOSAL TO APPROVE A NEW SUBADVISORY AGREEMENT WITH WESTERN ASSET MANAGEMENT COMPANY LIMITED

Saba does not believe that the approval of a new subadvisory agreement with Western Asset Management Company Limited is in the best interest of shareholders for the reasons stated above. Accordingly, we recommend a vote against this Proposal 2-D at the Special Meeting.

WE RECOMMEND A VOTE AGAINST PROPOSAL 2-D TO APPROVE A NEW SUBADVISORY AGREEMENT WITH WESTERN ASSET MANAGEMENT COMPANY LIMITED ON THE ENCLOSED GOLD PROXY CARD.

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PROPOSAL 2-F

PROPOSAL TO APPROVE A NEW SUBADVISORY AGREEMENT WITH WESTERN ASSET MANAGEMENT COMPANY PTE. LTD.

Saba does not believe that the approval of a new subadvisory agreement with Western Asset Management Company Pte. Ltd. is in the best interest of shareholders for the reasons stated above. Accordingly, we recommend a vote against this Proposal 2-F at the Special Meeting.

WE RECOMMEND A VOTE AGAINST PROPOSAL 2-F TO APPROVE A NEW SUBADVISORY AGREEMENT WITH WESTERN ASSET MANAGEMENT COMPANY PTE. LTD. ON THE ENCLOSED GOLD PROXY CARD.

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INFORMATION CONCERNING THE SPECIAL MEETING

VOTING AND PROXY PROCEDURES

EHI has set the close of business on March 9, 2020 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. According to EHI, as of the Record Date, there were 44,106,706 total shares of Common Stock outstanding.

Shareholders, including those who expect to attend the Special Meeting, are urged to vote their shares today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba Capital Management, L.P., c/o InvestorCom, Inc., in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Special Meeting as marked and, in the absence of specific instructions, will be voted AGAINST each of the Proposals, and in the discretion of the persons named as proxies on all other matters as may properly come before the Special Meeting.

QUORUM

A quorum of shareholders is required to take action at the Special Meeting. A quorum requires the presence, in person or by proxy, of a majority of the shares of EHI entitled to vote. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting.

If your shares are owned directly in your name with EHI’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered shareholder.

VOTES REQUIRED FOR APPROVAL

Each Proposal requires the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of EHI that are present at the Special Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of EHI are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of EHI. Approval of each Proposal will occur only if a sufficient number of votes at the Special Meeting are cast “FOR” that Proposal.

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Please note that even if shareholders of EHI approve Proposal 1 and/or Proposal 2, it is possible that new management and subadvisory agreements for EHI will not take effect. This is because the completion of the acquisition of Legg Mason by Franklin Templeton will not occur unless certain conditions are met. One of these conditions is that advisory clients of Legg Mason investment affiliates, which would include advisory clients that are not Funds, representing a specified percentage of Legg Mason revenue consent to the continuation of their advisory relationships after completion of the sale. If this does not take place, new management and subadvisory agreements will not take effect. On the other hand, the sale may take place even if shareholders of EHI do not approve Proposal 1 and/or Proposal 2. If this should happen, the Board of EHI would implement interim management or subadvisory agreements for a period of no more than 150 days in order to determine appropriate action, which could include continuing to solicit approval of new management or subadvisory agreements. The Board has approved interim management and subadvisory agreements to provide for maximum flexibility for EHI’s future.

The information set forth above regarding the vote required to approve each Proposal is based on information contained in EHI’s proxy statement for the Special Meeting. The incorporation of this information in this Proxy Statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

ABSTENTIONS; BROKER NON-VOTES

Abstentions will be counted for the purpose of determining whether a quorum is present. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” the Proposals. Any abstentions or broker non-votes would effectively be treated as votes “AGAINST” Proposal 1 and Proposal 2.

Broker-dealer firms holding shares of EHI in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposals before the Special Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including Proposal 1 and Proposal 2. We urge you to instruct your broker or other nominee to vote your shares AGAINST each Proposal on the GOLD proxy card so that your votes may be counted.

If you hold shares of EHI through a broker-dealer, bank, insurance company or other intermediary (called a service agent) that has entered into a service agreement with EHI or a distributor of EHI, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. Because of this practice, a small number of shareholders could determine how EHI votes, if other shareholders fail to vote.

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Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares on the GOLD proxy card so that your votes may be counted.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such shares provide them with instructions on how to vote. If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose the Proposals. Therefore, you are strongly encouraged to give your broker-dealer, or service agent or participating insurance company specific instructions as to how you want your shares to be voted.

REVOCATION OF PROXIES

Shareholders of EHI may revoke their proxies at any time prior to exercise by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation. The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Saba in care of InvestorCom, Inc. (“InvestorCom”) at the address set forth on the back cover of the Proxy Statement or to EHI’s Secretary c/o Legg Mason, 100 First Stamford Place, 6th Floor, Stamford, CT 06902, or to any other address provided by EHI. Although a revocation is effective if delivered to EHI, Saba requests that either the original or photostatic copies of all revocations be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210, Darien, CT 06820, so that Saba will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, InvestorCom may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies against the approval of the Proposals described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Saba. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

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Saba has entered into an agreement with InvestorCom for solicitation and advisory services in connection with this solicitation, for which InvestorCom will receive a fee not to exceed $25,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that InvestorCom will employ up to 25 persons to solicit EHI’s shareholders for the Special Meeting.

The entire expense of soliciting proxies is being borne by Saba. Because Saba believes that EHI’s shareholders will benefit from this solicitation, Saba intends to seek reimbursement from EHI, to the fullest extent permitted by law, of all expenses it incurs in connection with this solicitation. Saba does not intend to submit the question of such reimbursement to a vote of security holders of EHI unless otherwise required by law. Costs of this solicitation of proxies are currently estimated to be approximately $50,000. We estimate that through the date hereof, its expenses in connection with this solicitation are approximately $25,000.

SHAREHOLDER PROPOSALS

All proposals by stockholders of EHI that are intended to be presented at EHI’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) must be received by EHI for inclusion in EHI’s proxy statement and proxy relating to that meeting no later than May 12, 2020. Any stockholder who desires to bring a proposal at the 2020 Annual Meeting without including such proposal in EHI’s proxy statement must deliver written notice thereof to the Secretary of EHI (addressed to Legg Mason, 100 First Stamford Place, 6th Floor, Stamford, CT 06902) during the period from July 30, 2020 to August 29, 2020. However, if the 2020 Annual Meeting is held earlier than September 28, 2020 or later than December 27, 2020, such written notice must be delivered to the Secretary of EHI no earlier than 90 days before the date of the 2020 Annual Meeting and no later than the later of 60 days prior to the date of the 2020 Annual Meeting or 10 days following the public announcement of the date of the 2020 Annual Meeting. Stockholder proposals are subject to certain regulations under the federal securities laws.

The information set forth above regarding the procedures for submitting shareholder nominations and proposals for consideration at the 2020 Annual Meeting is based on information contained in EHI’s proxy statement for the Special Meeting. The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

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OTHER MATTERS AND ADDITIONAL INFORMATION

Saba is unaware of any other matters to be considered at the Special Meeting. However, should other matters, which Saba is not aware of a reasonable time before this solicitation, be brought before the Special Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

We are asking you to vote AGAINST each of the Proposals.

Saba has omitted from this proxy statement certain disclosure required by applicable law that is already included in EHI’s proxy statement. This disclosure includes, among other things, biographical information on EHI’s directors and executive officers, the dollar range of shares owned by directors of EHI and information on committees of the Board. Shareholders should refer to EHI’s proxy statement in order to review this disclosure.

According to EHI’s proxy statement, EHI’s investment adviser is Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a registered investment adviser and wholly owned subsidiary of Legg Mason. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, provides investment management and/or administrative and certain oversight services to EHI. As of December 31, 2019, LMPFA’s total assets under management were approximately $202.1 billion. Western Asset Management Company, LLC (“Western Asset”), established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset Management Company Limited (“Western Asset London”) was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Management Company Ltd (“Western Asset Japan”) was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Asset, Western Asset London, Western Asset Japan and Western Asset Singapore act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2019, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London, Western Asset Japan and Western Asset Singapore, were approximately $456.3 billion.

The information concerning EHI contained in this Proxy Statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

SABA CAPITAL MANAGEMENT, L.P.

SABA CAPITAL MASTER FUND, LTD.

SABA II AIV, L.P.

SABA CAPITAL CEF OPPORTUNITIES 1, LTD.

SABA CAPITAL CEF OPPORTUNITIES 2, LTD.

SABA CAPITAL SPECIAL OPPORTUNITIES FUND, LTD.

BOAZ R. WEINSTEIN

April 17, 2020

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THIS SOLICITATION IS BEING MADE BY SABA AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF EHI. SABA IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE SPECIAL MEETING. SHOULD OTHER MATTERS, WHICH SABA IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. SABA URGES YOU TO VOTE AGAINST EACH OF THE PROPOSALS, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

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APPENDIX A

INFORMATION CONCERNING THE PARTICIPANTS

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Saba Capital Master Fund, Ltd. (“SCMF”); (iii) Saba II AIV, L.P., (“AIV”); (iv) Saba Capital CEF Opportunities 1, Ltd. (“CEF 1”); (v) Saba Capital CEF Opportunities 2, Ltd. (“CEF 2”); (vi) Saba Capital Special Opportunities Fund, Ltd. (“SSOF”); (vii) certain separately managed accounts managed by Saba Capital (together with SCMF, AIV, CEF 1, CEF 2 and SSOF, the “Saba Entities”); and (viii) Boaz R. Weinstein, principal of Saba Capital (“Mr. Weinstein,” and together with Saba Capital and the Saba Entities, “Saba”). The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on April 16, 2020, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 8,708,237 shares of Common Stock, par value $0.001 per share, of EHI (the “Common Stock”), representing approximately 20% of EHI’s outstanding Common Stock. The percentages used herein are based upon 44,106,706 shares of Common Stock outstanding as of the Record Date for the Special Meeting. Saba Capital may be deemed to beneficially own 8,708,237 shares of Common Stock.

The Participants entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) in which, among other things, (i) the Participants agree to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the Common Stock, and (ii) the Participants agree to solicit proxies or written consents against the Proposals at the Special Meeting.

Other than as stated herein, there are no arrangements or understandings among members of Saba and any other person or persons pursuant to which the Proposals described herein is to be made. None of the Participants is a party adverse to EHI, or any of its subsidiaries, or has a material interest adverse to EHI, or any of its subsidiaries, in any material pending legal proceeding.

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The principal business of Mr. Weinstein is investment management and serving as the Managing Member of Saba Capital Management GP, LLC, a Delaware limited liability company by virtue of its status as the general partner to Saba Capital. The principal business of Saba Capital is to serve as investment manager to various funds that directly hold the Common Stock reported in the aggregate herein. The principal business of the Saba Entities is to invest in securities.

The principal business address of each of Mr. Weinstein and Saba Capital is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Stock held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Stock reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

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Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of EHI, any parent or subsidiary of EHI, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of EHI, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of EHI; (iii) no Participant in this solicitation owns any securities of EHI which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of EHI or EHI’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of EHI, EHI’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of EHI owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of EHI, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of EHI; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of EHI; (x) during the last five years, no Participant has had any arrangement or understanding with any other person pursuant to which he or it has undertaken this solicitation; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of EHI’s last two completed fiscal years, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: EHI or any of its subsidiaries, an Officer of EHI, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as EHI or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of EHI (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of EHI, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of EHI; an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of EHI; or an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of EHI; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) EHI; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as EHI or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of EHI; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by EHI or its affiliates, or with respect to any future transactions to which EHI or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Special Meeting; (xv) there are no material pending legal proceedings to which any Participant or any of his or its associates is a party adverse to EHI or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of EHI, nor does any Participant have a material interest in such proceedings that is adverse to EHI or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of EHI; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of EHI, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

______________________

14

APPENDIX B

TRANSACTIONS IN SECURITIES OF EHI DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

Saba

Purchase of Common Stock	44,500	04/03/2018
Purchase of Common Stock	3,600	04/04/2018
Purchase of Common Stock	4,505	04/17/2018
Purchase of Common Stock	4,615	04/18/2018
Purchase of Common Stock	5,276	04/26/2018
Purchase of Common Stock	19,549	04/30/2018
Purchase of Common Stock	21,000	05/01/2018
Purchase of Common Stock	23,700	05/02/2018
Purchase of Common Stock	19,368	05/03/2018
Purchase of Common Stock	34,828	05/04/2018
Purchase of Common Stock	50,000	05/07/2018
Purchase of Common Stock	20,000	05/09/2018
Purchase of Common Stock	1,300	05/14/2018
Purchase of Common Stock	21,709	05/16/2018
Purchase of Common Stock	1,388	05/18/2018
Purchase of Common Stock	20,000	05/21/2018
Purchase of Common Stock	16,548	05/24/2018
Purchase of Common Stock	10,000	06/01/2018
Purchase of Common Stock	1,900	06/08/2018
Purchase of Common Stock	44,866	06/11/2018
Purchase of Common Stock	22,365	06/12/2018
Purchase of Common Stock	65,958	06/13/2018
Purchase of Common Stock	5,735	06/14/2018
Purchase of Common Stock	49,827	06/15/2018
Purchase of Common Stock	20,000	06/18/2018
Purchase of Common Stock	45,731	06/19/2018
Purchase of Common Stock	94,651	06/20/2018
Purchase of Common Stock	13,926	06/21/2018
Purchase of Common Stock	9,948	06/22/2018
Purchase of Common Stock	87,847	06/25/2018
Purchase of Common Stock	100,000	06/26/2018
Purchase of Common Stock	20,000	06/27/2018
Purchase of Common Stock	20,000	06/29/2018
Purchase of Common Stock	20,000	07/02/2018
Purchase of Common Stock	3,700	07/03/2018
Purchase of Common Stock	21,073	07/05/2018
Purchase of Common Stock	3,954	07/09/2018
Purchase of Common Stock	25,679	07/11/2018
Purchase of Common Stock	10,000	07/12/2018
Purchase of Common Stock	24,635	07/13/2018
Purchase of Common Stock	1,197	07/17/2018
Purchase of Common Stock	21,634	07/18/2018
Purchase of Common Stock	13,954	07/19/2018
Purchase of Common Stock	36,803	07/20/2018
Purchase of Common Stock	9,950	07/27/2018
Purchase of Common Stock	9,203	07/31/2018
Purchase of Common Stock	19,389	08/08/2018
Purchase of Common Stock	21,661	08/09/2018
Purchase of Common Stock	1,700	08/15/2018
Purchase of Common Stock	26,989	08/16/2018
Purchase of Common Stock	14,294	08/17/2018
Purchase of Common Stock	19,645	08/20/2018
Purchase of Common Stock	27,962	08/21/2018
Purchase of Common Stock	20,500	08/22/2018
Purchase of Common Stock	10,353	08/23/2018
Purchase of Common Stock	5,197	08/24/2018
Purchase of Common Stock	30,763	08/27/2018
Purchase of Common Stock	32,642	08/28/2018
Purchase of Common Stock	7,999	08/29/2018
Purchase of Common Stock	4,943	08/30/2018
Purchase of Common Stock	8,762	08/31/2018
Purchase of Common Stock	26,119	09/04/2018
Purchase of Common Stock	64,881	09/05/2018
Purchase of Common Stock	18,789	09/06/2018
Purchase of Common Stock	26,866	09/07/2018
Purchase of Common Stock	26,924	09/10/2018
Purchase of Common Stock	9,303	09/11/2018
Purchase of Common Stock	13,945	09/12/2018
Purchase of Common Stock	12,970	09/26/2018
Sale of Common Stock	(26,300)	09/27/2018
Purchase of Common Stock	1,282	10/04/2018
Purchase of Common Stock	11,373	10/05/2018
Purchase of Common Stock	10,182	10/11/2018
Purchase of Common Stock	5,499	10/16/2018
Purchase of Common Stock	17,631	10/17/2018
Purchase of Common Stock	124,936	10/18/2018
Purchase of Common Stock	53,596	10/19/2018
Purchase of Common Stock	19,920	10/22/2018
Purchase of Common Stock	7,258	10/23/2018
Sale of Common Stock	(11,418)	10/24/2018
Sale of Common Stock	(11,461)	10/25/2018
Purchase of Common Stock	53,232	10/26/2018
Purchase of Common Stock	53,931	10/29/2018
Purchase of Common Stock	13,859	10/30/2018
Sale of Common Stock	(22,623)	10/31/2018
Sale of Common Stock	(165,174)	11/01/2018
Purchase of Common Stock	15,799	11/02/2018
Purchase of Common Stock	20,252	11/05/2018
Purchase of Common Stock	57,222	11/06/2018
Purchase of Common Stock	43,045	11/07/2018
Purchase of Common Stock	21,877	11/08/2018
Purchase of Common Stock	27,454	11/09/2018
Purchase of Common Stock	10,596	11/12/2018
Purchase of Common Stock	50,551	11/13/2018
Purchase of Common Stock	16,855	11/14/2018
Purchase of Common Stock	49,827	11/15/2018
Purchase of Common Stock	2,492	11/16/2018
Purchase of Common Stock	7,376	11/19/2018
Purchase of Common Stock	58,300	11/20/2018
Purchase of Common Stock	40,000	11/21/2018
Purchase of Common Stock	101,747	11/26/2018
Purchase of Common Stock	58,578	11/27/2018
Purchase of Common Stock	31,806	11/28/2018
Purchase of Common Stock	32,394	11/29/2018
Purchase of Common Stock	59,940	11/30/2018
Purchase of Common Stock	14,432	12/03/2018
Purchase of Common Stock	9,955	12/04/2018
Purchase of Common Stock	20,000	12/06/2018
Purchase of Common Stock	5,003	12/07/2018
Purchase of Common Stock	26,613	12/10/2018
Purchase of Common Stock	69,062	12/11/2018
Purchase of Common Stock	57,820	12/12/2018
Purchase of Common Stock	62,939	12/13/2018
Purchase of Common Stock	9,419	12/14/2018
Purchase of Common Stock	94,812	12/17/2018
Purchase of Common Stock	63,215	12/18/2018
Purchase of Common Stock	50,592	12/19/2018
Purchase of Common Stock	28,282	12/20/2018
Purchase of Common Stock	18,562	12/21/2018
Purchase of Common Stock	16,736	12/24/2018
Purchase of Common Stock	72,887	12/26/2018
Purchase of Common Stock	133,085	12/27/2018
Purchase of Common Stock	321,844	12/28/2018
Purchase of Common Stock	191,641	12/31/2018
Purchase of Common Stock	409,371	01/02/2019
Purchase of Common Stock	185,213	01/03/2019
Purchase of Common Stock	67,189	01/04/2019
Purchase of Common Stock	34,741	01/07/2019
Purchase of Common Stock	19,082	01/08/2019
Purchase of Common Stock	13,513	01/09/2019
Purchase of Common Stock	65,917	01/10/2019
Purchase of Common Stock	59,966	01/11/2019
Purchase of Common Stock	386,205	01/14/2019
Purchase of Common Stock	267,569	01/15/2019
Purchase of Common Stock	161,994	01/16/2019
Purchase of Common Stock	2,910	01/17/2019
Purchase of Common Stock	99,332	01/18/2019
Purchase of Common Stock	52,936	01/22/2019
Purchase of Common Stock	11,200	01/24/2019
Purchase of Common Stock	3,300	01/28/2019
Purchase of Common Stock	41,974	01/29/2019
Purchase of Common Stock	16,833	01/30/2019
Purchase of Common Stock	10,495	01/31/2019
Purchase of Common Stock	2,000	02/01/2019
Purchase of Common Stock	97,278	02/04/2019
Purchase of Common Stock	120,972	02/05/2019
Purchase of Common Stock	18,658	02/06/2019
Purchase of Common Stock	24,027	02/07/2019
Purchase of Common Stock	6,535	02/08/2019
Purchase of Common Stock	6	02/15/2019
Purchase of Common Stock	5,848	02/19/2019
Purchase of Common Stock	587	02/20/2019
Purchase of Common Stock	100	04/03/2019
Purchase of Common Stock	12,070	04/04/2019
Purchase of Common Stock	9,399	04/09/2019
Purchase of Common Stock	28,012	04/10/2019
Purchase of Common Stock	7,361	04/11/2019
Purchase of Common Stock	25,992	04/12/2019
Purchase of Common Stock	18,569	04/15/2019
Purchase of Common Stock	5,371	04/16/2019
Purchase of Common Stock	15,022	04/17/2019
Purchase of Common Stock	17,082	04/18/2019
Purchase of Common Stock	17,322	04/22/2019
Purchase of Common Stock	123,983	04/23/2019
Purchase of Common Stock	730	04/24/2019
Purchase of Common Stock	6,667	04/25/2019
Purchase of Common Stock	1,100	04/26/2019
Purchase of Common Stock	6,870	04/29/2019
Purchase of Common Stock	16,303	04/30/2019
Purchase of Common Stock	1,520	05/01/2019
Purchase of Common Stock	5,303	05/02/2019
Purchase of Common Stock	10,000	05/03/2019
Purchase of Common Stock	6,849	05/06/2019
Purchase of Common Stock	8,064	05/07/2019
Purchase of Common Stock	13,569	05/08/2019
Purchase of Common Stock	6,909	05/09/2019
Purchase of Common Stock	20,947	05/10/2019
Purchase of Common Stock	16,263	05/14/2019
Purchase of Common Stock	52,992	05/15/2019
Purchase of Common Stock	16,277	05/16/2019
Purchase of Common Stock	20,000	05/17/2019
Purchase of Common Stock	645	05/20/2019
Purchase of Common Stock	32,292	05/21/2019
Purchase of Common Stock	20,000	05/22/2019
Purchase of Common Stock	1,347	05/23/2019
Purchase of Common Stock	8,169	05/29/2019
Purchase of Common Stock	11,284	05/30/2019
Purchase of Common Stock	19,716	05/31/2019
Purchase of Common Stock	12,795	06/03/2019
Purchase of Common Stock	10,000	06/04/2019
Purchase of Common Stock	651	06/05/2019
Purchase of Common Stock	1,811	06/06/2019
Purchase of Common Stock	11,599	06/07/2019
Purchase of Common Stock	20,377	06/10/2019
Purchase of Common Stock	1,327	06/11/2019
Purchase of Common Stock	12,087	06/13/2019
Purchase of Common Stock	2,649	06/14/2019
Purchase of Common Stock	10,000	06/18/2019
Purchase of Common Stock	29,705	06/19/2019
Purchase of Common Stock	30,000	06/20/2019
Purchase of Common Stock	201,881	02/19/2020
Purchase of Common Stock	185,184	02/20/2020
Purchase of Common Stock	11,418	02/21/2020
Purchase of Common Stock	77,962	02/25/2020
Purchase of Common Stock	91,844	02/26/2020
Purchase of Common Stock	31,702	02/27/2020
Purchase of Common Stock	332,613	02/28/2020
Purchase of Common Stock	250,737	03/02/2020
Purchase of Common Stock	321,045	03/03/2020
Purchase of Common Stock	4,123	03/04/2020
Purchase of Common Stock	3,600	03/05/2020
Purchase of Common Stock	89,432	03/12/2020
Purchase of Common Stock	25,560	03/13/2020
Purchase of Common Stock	610	03/16/2020
Purchase of Common Stock	10,000	03/17/2020
Purchase of Common Stock	70,693	03/18/2020
Purchase of Common Stock	19,499	04/07/2020
Purchase of Common Stock	4,210	04/08/2020
Purchase of Common Stock	99,574	04/09/2020
Purchase of Common Stock	21,973	04/13/2020
Purchase of Common Stock	22,740	04/14/2020
Purchase of Common Stock	66,927	04/15/2020
Purchase of Common Stock	121,936	04/16/2020

 ______________________

15

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is reprinted from EHI’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 16, 2020.

5% Share Ownership

As of March 9, 2020 the persons listed in Appendix I owned of record the amounts indicated of the shares of the class of Funds indicated in Appendix I.

Security Ownership of Management

As of March 9, 2020 the Board members and officers of each Fund owned, in the aggregate, less than 1% of each Fund’s outstanding shares.

Delinquent Section 16(a) Reports

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act, subject to the rules thereunder and applicable guidance from the Securities and Exchange Commission and its staff, require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a registered closed-end investment company’s equity securities to, in respect of such person’s transactions in any securities of such company (other than short-term paper), file forms reporting their affiliation with that closed-end investment company and reports of ownership and changes in ownership of that closed-end investment company’s shares with the Securities and Exchange Commission. These persons and entities are required by Securities and Exchange Commission regulations to furnish the closed-end investment company with copies of all Section 16(a) forms they file.

Based on a review of these forms filed with the Securities and Exchange Commission for each Fund, each Fund believes that its Section 16(a) reporting persons have complied with all applicable Section 16(a) filing requirements during its last fiscal year, except with respect to ClearBridge MLP and Midstream Fund Inc., a late Form 4 filing was made with respect to Harry D. Cohen, Co-Chief Investment Officer of ClearBridge.

To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of the Fund’s equity securities, except as set forth in Appendix I.

16

Appendix I

5% Share Ownership

At March 9, 2020, to the knowledge of management, the registered stockholders owned of record or owned beneficially more than 5% of each Fund’s capital stock outstanding is noted in the tables below. This information is based solely upon the information obtained from Schedule 13Gs and/or Schedule 13Ds filed with the U.S. Securities and Exchange Commission.

Western Asset Global High Income Fund Inc. (EHI)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 43,876,334 shares, equal to approximately 99.478% of the Fund’s outstanding shares, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Shares Held	Name	Address
Common Stock	21.2%	9,334,770	Saba Capital Management, L.P.	405 Lexington Avenue, 58th Floor, New York, NY 10174
Common Stock	7.35%	3,246,243	RiverNorth Capital Management, LLC	325 N. LaSalle Street, Suite 645, Chicago, IL 60654
Common Stock	5.71%	2,517,769	First Trust Advisors L.P. and affiliates	120 East Liberty Drive, Suite 400, Wheaton, IL 60187

______________________

17

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Saba your proxy AGAINST the Proposals by voting your shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Saba urges you to confirm in writing your instructions to Saba in care of InvestorCom, Inc. at the address provided below so that Saba will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact InvestorCom at the address and telephone numbers set forth below:

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Saba’s proxy materials,

please contact InvestorCom at the phone numbers listed below.

19 Old Kings Highway S.

Suite 210

Darien, CT 06820

Shareholders call toll free at (877) 972-0090

Banks and Brokers may call collect at (203) 972-9300

You may also contact Saba via email at

SabaProxy@sabacapital.com

GOLD PROXY CARD

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

special Meeting OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF SABA CAPITAL MANAGEMENT, L.P. AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION (COLLECTIVELY, “SABA”)

THE BOARD OF DIRECTORS OF WESTERN ASSET GLOBAL HIGH INCOME FUND INC.
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Adam Finerman and John Grau and each of them, attorneys and agents with full power of substitution to vote all Common Stock of Western Asset Global High Income Fund Inc. (“EHI”), a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended, that the undersigned would be entitled to vote at the special meeting of shareholders of EHI scheduled to be held at the offices of Legg Mason, Inc. at 620 Eighth Avenue, 49th Floor, New York, New York 10018, on June 5, 2020 at 9:00 a.m. including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of EHI held by the undersigned, and hereby ratifies and confirms all action the herein named attorney and proxy, his substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorney and proxy or his substitutes with respect to any other matters as may properly come before the Special Meeting that are unknown to Saba at a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “AGAINST” PROPOSAL 1 AND “AGAINST” PROPOSALS 2-C, 2-D and 2-F.

This Proxy will be valid until the completion of the Special Meeting. This Proxy will only be valid in connection with Saba’s solicitation of proxies for the Special Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

SABA STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 1 AND “AGAINST” PROPOSALS 2-C, 2-D and 2-F.

1.	Proposal to approve a new management agreement with Legg Mason Partners Fund Advisor, LLC.
☐FOR	☐AGAINST	☐ABSTAIN

Saba intends to use this proxy to vote “against” Proposal 1.

_______________________________________

2-C. Proposal approve a new subadvisory agreement with Western Asset Management Company, LLC.

☐FOR	☐AGAINST	☐ABSTAIN

Saba intends to use this proxy to vote “against” Proposal 2-C.

2-D. Proposal approve a new subadvisory agreement with Western Asset Management Company Limited.

☐FOR	☐AGAINST	☐ABSTAIN

Saba intends to use this proxy to vote “against” Proposal 2-D.

2-F. Proposal approve a new subadvisory agreement with Western Asset Management Company Pte. Ltd.

☐FOR	☐AGAINST	☐ABSTAIN

Saba intends to use this proxy to vote “against” Proposal 2-F.

DATED:

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.